UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 5, 2011
Date of Report (Date of earliest event reported)

YATERRA VENTURES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-53556	75-3249571
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

240 Martin Street, #3
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 510-8998
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01       REGULATION FD DISCLOSURE

Exploration Work Commenced on the Frances Property

Yaterra Ventures Corp. (the “Company”) is announcing that it has commenced the first phase of its exploration program on the Frances Property. The Company expects to complete the first phase of exploration work by late July, 2011.

The Company has an option to acquire a 60% undivided interest in the Frances Property. The Frances Property consists of one mineral claim totaling 206 hectares and is located in the Vancouver Mining District, British Columbia.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YATERRA VENTURES CORP.

Date: July 5, 2011
	By:	/s/ David K. Ryan

DAVID K. RYAN
Vice President, Finance